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                                                                  Exhibit (5)(f)

                         ALLSTATE LIFE INSURANCE COMPANY

                          LAW AND REGULATION DEPARTMENT
                          3100 Sanders Road, Suite J5B
                           Northbrook, Illinois 60062
                         Direct Dial Number 847-402-2271
                             Facsimile 847-326-6742
Susan L. Lees
Director, Senior Vice President,
Secretary and General Counsel

                                 March 20, 2009

     TO:   ALLSTATE LIFE INSURANCE COMPANY
           NORTHBROOK, ILLINOIS 60062

     FROM: SUSAN L. LEES
           DIRECTOR, SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

     RE:   FORM S-3 REGISTRATION STATEMENT
           UNDER THE SECURITIES ACT OF 1933
           FILE NO. 333-
                        -------

With reference to the Registration Statement on Form S-3 filed by Allstate Life Insurance Company (the "Company") with the Securities and Exchange Commission covering the Flexible Premium Deferred Variable Annuity Contracts, known as Allstate Advisor, Advisor Plus, Advisor Preferred, Allstate Variable Annuities, and Allstate Advisor Variable Annuities (the "Contracts"), I have examined such documents and such law as I have considered necessary and appropriate, and on the basis of such examination, it is my opinion that:

1. The Company is duly organized and existing under the laws of the State of Illinois and has been duly authorized to do business by the Director of Insurance of the State of Illinois.

2. The securities registered by the above Registration Statement when issued will be valid, legal and binding obligations of the Company.

I hereby consent to the filing of this opinion as an exhibit to the above referenced Registration Statement and to the use of my name under the caption "Legal Matters" in the Prospectus constituting a part of the Registration Statement.

Sincerely,


                                        /s/ SUSAN L. LEES
                                        ----------------------------------------
                                        Susan L. Lees
                                        Director, Senior Vice President,
                                        Secretary and General Counsel